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                               RETAIL CLASSES OF

                           AIM AGGRESSIVE GROWTH FUND
                               AIM BLUE CHIP FUND
                          AIM CAPITAL DEVELOPMENT FUND
                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                        AIM DENT DEMOGRAPHIC TRENDS FUND
                         AIM LARGE CAP BASIC VALUE FUND
                           AIM LARGE CAP GROWTH FUND
                              AIM WEINGARTEN FUND

                 (SERIES PORTFOLIOS OF AIM EQUITY FUNDS, INC.)

                        Supplement dated October 1, 1999
         to the Statement of Additional Information dated June 7, 1999, as revised July 15, 1999


The following is added as new paragraph four under the heading "PERFORMANCE" on page 3 of the Statement of Additional Information:

                     "Some or all of the Funds may participate in the Initial Public Offering ("IPO") market, and a significant portion of those Funds' returns may be attributable to their investment in IPOs, which have a magnified impact due to the Funds' small asset base. There is no guarantee that as the Funds' assets grow, they will continue to experience substantially similar performance by investing in IPOs."

The following section is added before the heading "PORTFOLIO TRANSACTIONS AND BROKERAGE - SECTION 28(e) STANDARDS" on page 8 of the Statement Additional
Information:

"ALLOCATION OF IPO SECURITIES TRANSACTIONS

                     From time to time, certain of the AIM Funds may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund may also be considered for purchase by one or more other AIM Funds. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

                     AIM will determine the eligibility of each AIM Fund that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's investment objective, policies and strategies, the liquidity of the AIM Fund if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds in a manner designed to be fair and equitable for the eligible AIM Funds, and so that there is equal allocation of IPOs over the longer term. Where multiple funds are eligible, rotational participation may occur, based on the extent to which an AIM Fund has participated in previous IPOs as well as the size of the AIM Fund. Each eligible AIM Fund with an asset level of less than $500 million will be placed in one of three tiers, depending upon its asset level. The AIM Funds in the tier containing funds with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's net assets. This process continues until all of the AIM Funds in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds not receiving a full Allocation, the Allocation may be made only to certain AIM Funds so that each may receive close to or exactly 40 basis points.

                     Any AIM Funds with substantially identical investment objectives and policies will participate in syndicates in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such


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           group of AIM Funds will be placed. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund."

The following replaces in its entirety the paragraph under the heading "INVESTMENT STRATEGIES AND RISKS - INVESTMENT IN OTHER INVESTMENT COMPANIES" on page 17 of the Statement of Additional Information:

                     Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Fund. With respect to a Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds."

The following section is added before the heading "OPTIONS, FUTURES AND CURRENCY STRATEGIES" on page 17 of the Statement of Additional Information:

"TEMPORARY DEFENSIVE INVESTMENTS

                     In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes."

The following is added to the end of the first paragraph under the heading "OPTIONS, FUTURES AND CURRENCY STRATEGIES-COVER" on page 18 of the Statement of Additional Information:

                     "To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

                     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid."

The following sentence replaces in its entirety the first sentence of the first paragraph under the heading "OPTIONS, FUTURES AND CURRENCY STRATEGIES - PURCHASING PUT OPTIONS" on page 19 of the Statement of Additional Information:

                     "Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies."

The following replaces in its entirety the information appearing under the heading "OPTIONS, FUTURES AND CURRENCY STRATEGIES - PURCHASING CALL OPTIONS" on page 19 of the Statement of Additional Information:

                     "Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

                     Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

                     Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an

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           underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

           OVER-THE-COUNTER OPTIONS

                     Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

                     The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option."


The following replaces in its entirety the third paragraph under the heading "OPTIONS, FUTURES AND CURRENCY STRATEGIES-INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS" on page 21 of the Statement of Additional Information:

                     "The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information."

The following paragraph replaces in its entirety the first paragraph after the first item (h) on page 24 of the Statement of Additional Information:

           "In addition, Blue Chip may not (a) with respect to 75% of the Fund's total assets, invest more than 5% of the total assets of the Fund (valued at market) in securities of any one issuer (other than obligations of the U.S. Government and its instrumentalities) or purchase more than 10% of the outstanding securities of any one issuer or more than 10% of any class of securities of an issuer except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order or; (b) purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets. These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval."

The following paragraph replaces in its entirety the first paragraph after item (h) on page 30 of the Statement of Additional Information:

           "In addition, Large Cap Growth may not (a) with respect to 75% of the Fund's total assets, invest more than 5% of the total assets of the Fund (valued at market) in securities of any one issuer (other than obligations of the U.S. Government and its instrumentalities) or purchase more than 10% of the outstanding securities of any one issuer, except that the Fund may purchase securities of Affiliated Money Market Funds to the extent

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           permitted by exemptive order; or (b) purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets. These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval."

The following paragraph replaces in its entirety the first paragraph after item (i) on page 31 of the Statement of Additional Information:

           "In addition, Weingarten may not (a) invest more than 5% of the total assets of the Fund (valued at market) in securities of any one issuer (other than obligations of the U.S. Government and its instrumentalities), except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order; (b) purchase more than 10% of the outstanding securities of any one issuer or more than 10% of any class of securities of an issuer, except that the Fund may purchase securities of Affiliated Money Market Funds to the extent permitted by exemptive order; or
           (c) purchase additional securities when any borrowings from banks exceeds 5% of the Fund's total assets. These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval."



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